Supplement Dated July 21, 2025
To The Prospectus Dated April 28, 2025 For

ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective July 21, 2025, the following revisions have been made to your prospectus to better clarify the GMAB Fixed Account interest rates:

➢    In the section titled "The GMAB Fixed Account", the following changes have been made:

1.The first sentence of the second paragraph of the subsection titled "The Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account Option" has been deleted and replaced with the following:

"The Contract Value allocated to the GMAB Fixed Account is credited with a guaranteed interest rate, which is set on the effective date of your GMAB add-on benefit and will not change during the Guarantee Term. The interest rate applicable to allocations in the GMAB Fixed Account Option will never be less than the Fixed Account minimum interest rate that applies to every Fixed Account Option under any Contract."

2.The fourth sentence of the first paragraph of the subsection titled "Rates of Interest We Credit" has been deleted.

➢    In the section titled "Access To Your Money", the following change has been made:

1.In the subsection titled "Guaranteed Minimum Accumulation Benefit ("Principal Guard GMAB")", the fifth sentence of the sub-subsection titled "Guaranteed Minimum Accumulation Benefit Fixed Account Option" has been deleted and replaced with the following:

"The current interest rate applicable to the GMAB Fixed Account Option will be set on the effective date of this add-on benefit and will not change during the Guarantee Term. The interest rate applicable to allocations in the GMAB Fixed Account Option will never be less than the Fixed Account minimum interest rate."
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(To be used with JMV21086NY 04/25)

VPS00119 07/25